UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2007


                        Franklin Street Properties Corp.
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             (Exact name of registrant as specified in its charter)


           Maryland                  001-32470               04-3578653
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 (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)            File Number)        Identification No.)


    401 Edgewater Place, Suite 200,                    01880-6210
        Wakefield, Massachusetts
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(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (781) 557-1300


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

      On October 30, 2007, Franklin Street Properties Corp. announced its financial results for the three and nine months ended September 30, 2007. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits

      See Exhibit Index attached hereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FRANKLIN STREET PROPERTIES CORP.

Date:  October 30, 2007                  By:  /s/ George J. Carter
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                                              George J. Carter
                                              President and Chief Executive
                                              Officer

                                  EXHIBIT INDEX


Exhibit No.          Description
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99.1                 Press Release issued by Franklin Street Properties Corp. on
                     October 30, 2007.